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                                                                   EXHIBIT 10.18


                                 SCORELAB, INC.
                             1999 STOCK OPTION PLAN

                          (Effective November 17, 1999)

1.   PURPOSE OF PLAN

         The purpose of the Plan is to assist ScoreLab, Inc. (the "Sponsor"), Primark Corporation and their Affiliates to retain valued employees, officers, directors and other consultants and advisors by offering them a greater stake in the success of the Sponsor and a closer identity with it, and to aid in attracting individuals whose services would be helpful to the Sponsor and would contribute to its success.

2.   DEFINITIONS

         "AFFILIATE" means, with respect to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of the Plan (other than the definition of the term "Change of Control"), the term "control," including its correlative terms "controlled by" and "under common control with," mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "BOARD" means the board of directors of the Sponsor.

         "CHANGE OF CONTROL."

         (a) A "SPONSOR CHANGE OF CONTROL" means any transaction or series of transactions as a result of which any Person who was a Third Party immediately before such transaction or series of transactions owns then-outstanding securities of the Sponsor having more than fifty percent (50%) of the voting power for the election of directors of the Sponsor.

         (b) A "PRIMARK CHANGE OF CONTROL" means any transaction or series of transactions as a result of which any Person who was a Third Party immediately before such transaction or series of transactions owns then-outstanding securities of Primark Corporation having more than fifty percent (50%) of the voting power for the election of directors of Primark Corporation.

         "CODE" means the U.S. Internal Revenue Code of 1986, as amended.

         "COMMITTEE" means the committee described in Paragraph 5.

         "COMMON STOCK" means the common stock of the Sponsor.

         "DATE OF GRANT" means the date as of which an Option is granted, as determined by the Committee.


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         "FAIR MARKET VALUE" means:

         (i) If Shares are listed on a stock exchange or trades of Shares are reported on the NASDAQ National Market, Fair Market Value shall be determined based on the last reported sale price of a Share on the principal exchange on which Shares are listed or, if not so listed, the last quoted sale price of a Share on the NASDAQ National Market, in either case on the Date of Grant, or, if no trading occurred on that date, then the last trading day prior to the Date of Grant.

         (ii) Except as otherwise provided in subparagraph (i) above, the amount most recently determined by an independent valuation advisor appointed by the Company's Board of Directors to determine Fair Market Value for purposes of this Agreement and approved by the Committee, provided, however, that if, since the date of that valuation, an unrelated third party has purchased equity in the Sponsor equal to ten percent (10%) or more of all the issued and outstanding equity, then the price paid by that third party shall be the measure of the Fair Market Value.

         "NON-QUALIFIED OPTION" means an Option granted under the Plan.

         "OPTION" means any stock option granted under the Plan and described in Paragraph 3.

         "OPTION AGREEMENT" means the written agreement described in Paragraph 7.

         "OPTION PRICE" means the price per Share for an Optionee to exercise an Option, as determined pursuant to Paragraph 7(b).

         "OPTIONEE" means a person to whom an Option has been granted under the Plan, which Option has not been exercised in full and has not expired or terminated.

         "PERSON" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization.

         "PLAN" means this ScoreLab, Inc. 1999 Stock Option Plan.

         "PRIMARK COMPANIES" means Primark Corporation, a Michigan corporation, or its successors, by merger, consolidation, sale of substantially all of its business and assets or otherwise, to all or substantially all of its business and assets, and the Sponsor, and any Affiliate of either. "Primark Company" means any one of the foregoing.

         "PUBLIC OFFERING" means any public offering of a common equity security of Sponsor pursuant to an effective registration statement under the Securities Act of 1933, as amended, as a result of which the Sponsor first becomes subject to the reporting obligations of the Securities Exchange Act of 1934, as amended.

         "SHARE" or "SHARES" means a share or shares of Common Stock, including a fractional share, or such other securities issued by the Sponsor as may be the subject of an adjustment under Paragraph 9.




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         "SPONSOR" means ScoreLab, Inc., a Delaware corporation, or its successors, by merger, consolidation, sale of substantially all of its business and assets or otherwise, to all or substantially all of its business and assets.

         "STOCKHOLDER'S AGREEMENT" means the agreement between the Sponsor and a stockholder who acquired the Shares subject to that agreement upon the exercise of an Option, in the form attached as an exhibit hereto and incorporated herein by reference.

         "SUBSIDIARY COMPANIES" means all Affiliates that are controlled by the Sponsor.

         "TERMINATING EVENT" means any of the following events:

         (a) the Sponsor's cessation of substantially all business activities;

         (b)      Board action to dissolve or liquidate the Sponsor;

         (c)      a Sponsor Change of Control;

         (d)      a Primark Change of Control; or

         (e)      Board action to terminate Plan.

         "THIRD PARTY" means any Person other than a Primark Company.

3.   OPTIONS TO BE GRANTED

         Rights that may be granted under the Plan are Non-Qualified Options which give the Optionee the right for a specified time period to purchase a specified number of Shares for a price determined by the Committee.

4.    SHARES SUBJECT TO PLAN

         Subject to adjustment as provided in Paragraph 9 and the last sentence of this Paragraph 4, not more than 150,000 Shares in the aggregate may be issued pursuant to the Plan upon exercise of Options. Shares delivered pursuant to the exercise of an Option may, at the Sponsor's option, be either treasury Shares or Shares originally issued for such purpose. If an Option covering Shares terminates or expires without having been exercised in full, other Options may be granted covering the Shares as to which the Option was not exercised.

5.    ADMINISTRATION OF PLAN

         (a) COMMITTEE. The Plan shall be administered by a committee of the Board, which shall be composed of three or more individuals appointed by the Board.




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         (b)      MEETINGS. The Committee shall hold meetings at such times and places as it may determine. Actions approved at a meeting by a majority of the members of the Committee or actions approved in writing by the unanimous consent of the members of the Committee shall be the valid actions of the Committee.

         (c) EXCULPATION. No member of the Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options hereunder.

         (d) INDEMNIFICATION. Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled without further act to indemnity from the Sponsor to the fullest extent provided by applicable law and the Sponsor's by-laws in connection with or arising out of any actions, suit or proceeding with respect to the administration of the Plan or the granting of Options hereunder in which he or she may be involved by reason of being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

6.    ELIGIBILITY

         Eligible persons to whom Options may be granted shall be employees, officers or directors of a Primark Company who are selected by the Committee for the grant of Options. In addition, Options may be granted to such consultants and advisors to a Primark Company as may be selected by the Committee for such a grant.

7.    OPTION AGREEMENTS AND TERMS

         All Options shall be evidenced by Option Agreements, which are agreements that shall be executed on behalf of the Sponsor and by the respective Optionees, containing terms determined from time to time by the Committee, consistent, however, with the following:

         (a) TIME OF GRANT. All Options shall be granted within ten (10) years from the date of adoption of the Plan by the Board.

         (b) OPTION PRICE. The Option Price per Share with respect to any Option shall be the Fair Market Value of a Share on the Date of Grant.

         (c) RESTRICTIONS ON TRANSFERABILITY. No Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Optionee, shall be exercisable only by him or her, or for his or her benefit by his or her attorney-in-fact or guardian. Upon the death of an Optionee, the person to whom the Option has been transferred may exercise any Options only in accordance with the provisions of Paragraph 7(f).




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         (d)      PAYMENT UPON EXERCISE OF OPTIONS. Full payment for Shares
purchased upon the exercise of an Option shall be made in cash or, at the election of the Optionee and as the Committee may, in its sole discretion, approve, by surrendering Shares held for six months or more on the date of exercise with an aggregate Fair Market Value equal to the aggregate option price, or by delivering such combination of Shares and cash as the Committee may, in its sole discretion, approve.

         (e) ISSUANCE OF CERTIFICATE UPON EXERCISE OF OPTIONS. Whole Shares shall be issuable upon exercise of Options. Upon satisfaction of the conditions of Paragraph 7(g), a certificate for the number of Shares to which the Optionee is entitled shall be delivered to such Optionee by the Sponsor. Cash shall be paid in lieu of fractional Shares.

         (f) PERIODS OF EXERCISE OF OPTIONS. An Option shall be exercisable in whole or in part at such time or times as may be determined by the Committee and stated in the Option Agreement; PROVIDED, HOWEVER, that except as otherwise provided by the Committee in its discretion, no Option or part thereof shall first become exercisable following an Optionee's termination of employment for any reason;

                  (i)      Provided further, that:

                           (w) Except as otherwise provided in Paragraph
                  7(f)(i)(z), in the event of termination of an Optionee's employment with the Primark Companies for any reason other than death, disability retirement, or for "cause," any Option held by such Optionee and which is then exercisable shall be exercisable for a period of three months following the date the Optionee terminates employment with the Primark Companies (unless a longer period is established by the Committee); PROVIDED, HOWEVER, that in no event shall an Option be exercisable after ten years from the Date of Grant.

                           (x) Except as otherwise provided in Paragraph
                  7(f)(i)(z), in the event that an Optionee terminates employment with the Primark Companies by reason of death, disability or retirement, any Option held at death or retirement by such Optionee which is then exercisable shall be exercisable for a period of one year from the date of death disability or retirement (unless a longer period is established by the Committee) by the Optionee (or in the case of death, by the person to whom the rights of the Optionee shall have passed by will or by the laws of descent and distribution); PROVIDED, HOWEVER, except as otherwise provided in Paragraph 7(f)(i)(z), in no event shall an Option be exercisable after ten years from the Date of Grant.

                           (y) In the event that an Optionee's employment with
                  the Primark Companies terminates for "cause" (as defined by the Committee, or, if the Optionee is a party to an employment agreement with the employing Primark Company that provides for a definition of the term "cause," "cause" as so defined), any unexercised Option shall terminate on the date of termination of employment.




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                           (z) No Option shall be exercisable if the issuance of
                  Shares pursuant to the exercise of such Option would violate the provisions of any loan agreement to which the Sponsor or any Subsidiary Company is a party, provided that if no violation of such loan agreement would occur if the Optionee were to pledge the Shares issuable pursuant to the exercise of such Option in accordance with a pledge and security agreement in a form acceptable under such loan agreement and reasonably satisfactory to the Sponsor and the Optionee, the Optionee may elect to exercise such Option and pledge the Shares issuable pursuant to the exercise of such Option accordingly. If, as of the date an Option would otherwise cease to be exercisable under Paragraphs 7(f)(i)(w), 7(f)(i)(x) and 7(f)(i)(y) because of the passage of time, an Option is not exercisable solely because the exercise of such Option would violate the provisions of any loan agreement to which the Sponsor or any Subsidiary Company is a party (whether or not the Optionee were to pledge the Shares issuable pursuant to the exercise of such Option), the periods during which such Option may be exercised under Paragraphs 7(f)(i)(x) and 7(f)(i)(y) shall be extended to the close of the 30-day period beginning on the date on which the exercise of such Option would not violate the provisions of any loan agreement to which the Sponsor or any Subsidiary Company is a party, provided however that in no event shall any Option be exercisable after ten years from the Date of Grant.

                  (ii) For purposes of this Paragraph 7(f), an Optionee's termination of employment shall be deemed to occur on the date of termination of employment as determined in accordance with the Optionee's employer's standard personnel policies or, if the Optionee is a party to an employment agreement with a Primark Company, the date of termination of employment for purposes of the Plan shall be as determined under such agreement, or on the date the Optionee's service as a director terminates for any reason, or on the date the Optionee's service pursuant to his or her engagement as a consultant or advisor terminates for any reason, as applicable.

         (g) MANNER AND DATE OF EXERCISE. The Optionee shall exercise the Option by delivering to the Company at the address specified below the following: (a) written notice that specifies the Option being exercised, the number of Shares being acquired, and the manner of payment; (b) payment in full of the Option Price for such Shares and all applicable withholding taxes as stated in Paragraph 14; and (c) a fully executed Stockholder's Agreement. In case these separate conditions are fulfilled on different dates, the Date of Exercise shall be the date on which all the conditions to exercise are fulfilled. Exercise shall be irrevocable once all the conditions are fulfilled.

         (h) TERMINATION OF EMPLOYMENT. For purposes of the Plan, a transfer of service between two employers, each of which is a Primark Company, or a change of relationship to a Primark Company from "employee" to "consultant," shall not be deemed a termination of employment.





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8.    RIGHTS AS STOCKHOLDERS

         An Optionee shall not have any right as a stockholder with respect to any Shares subject to his or her Option until all the conditions in Paragraph 7(g) hereof and the Option Agreement shall have been fulfilled.

9.    CHANGES IN CAPITALIZATION; ANTI-DILUTION PROVISIONS

         The Board of Directors of the Company shall make appropriate adjustments to the number and class of shares of Common Stock available for issuance under the Plan, and/or to the number, class and Option Price of outstanding Options in the event that:

         (a) Shares are changed into or exchanged for a different number or kind of shares of stock or other securities of the Sponsor, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split-up, issuance of warrants, rights, or options (other than pursuant to the Plan) or change in corporate structure or otherwise; or

         (b) A Public Offering has not previously been consummated when Common Stock (or any security convertible into Common Stock) shall be issued (other than upon the exercise of Options issued under the Plan) at a price or for consideration less than the Fair Market Value at the time the Shares are issued.

Any reference to the Option Price in the Plan and Option Agreements shall be a reference to the Option Price as so adjusted. Any reference to the term "Shares" in the Plan and Option Agreements shall be a reference to the appropriate number and class of shares of Common Stock available for issuance under the Plan, as adjusted pursuant to this Paragraph 9. The Committee's adjustment shall be effective and binding for all purposes of this Plan. The adjustment provided for in this Paragraph 9 may require the Sponsor to issue fractional shares, and the total adjustment with respect to the Plan shall be determined accordingly.

10.   TERMINATING EVENTS

         (a)      IN GENERAL. The Sponsor shall give Optionees at least fifteen
(15) days' notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of the consummation of a Terminating Event other than a Primark Change of Control. Upon receipt of such notice, and continuing to the date of consummation of the Terminating Event (or such earlier date as the Board shall reasonably determine in its discretion and set forth in such notice), each Optionee shall be permitted to exercise all Options then held by such Optionee, whether or not then otherwise vested, PROVIDED THAT, in the event of a Terminating Event in which the Optionee would be required to participate pursuant to Section 2.7 of the Stockholder's Agreement were the Optionee then a party to such agreement, the Sponsor may, by similar notice, require the Optionee to exercise the Option, to the extent the Option is then exercisable, or to forfeit the Option (or portion thereof, as applicable). Upon the close of the period described in this Paragraph 10(a) during which an Option may be exercised in connection with a Terminating Event, such Option (including such portion thereof that is not exercisable) shall terminate.




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         (b)      PRIMARK CHANGE OF CONTROL. The Sponsor shall give Optionees at least fifteen (15) days' notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of the consummation of a Primark Change of Control. Upon receipt of such notice, and continuing to the date of consummation of the Primark Change of Control (or such earlier date as the Board shall reasonably determine in its discretion and so notify the Optionees), each Optionee shall be permitted to exercise the Option for all Options then held by such Optionee, whether or not then otherwise exercisable. Upon the close of the period described in this Paragraph 10(b) during which an Option may be exercised in connection with a Terminating Event, such Option (including such portion thereof that is not exercisable) shall terminate.

         (c) IF THE TERMINATING EVENT IS NOT CONSUMMATED. Notwithstanding Paragraphs 10(a) and 10(b), in the event the Terminating Event is not consummated, the Option shall be deemed not to have been exercised, any notice of exercise shall be void, any consideration delivered to the Sponsor shall be returned to the Optionee, and any certificate for Shares that may have been issued shall be returned to the Sponsor, and the Option shall be exercisable thereafter to the extent it would have been exercisable if no such notice had been given. Notwithstanding the above, to the extent any Option exercised pursuant to Paragraph (a) or (b) would have been exercisable without the notice of a Terminating Event, the Optionee may elect to treat the exercise as valid, with respect to any vested portion of the Option.

11.   INTERPRETATION

         The Committee shall have the power to interpret the Plan and to make and amend rules for putting it into effect and administering it. It is intended that Options shall be Non-Qualified Options, and that Shares transferred pursuant to their exercise shall constitute property subject to federal income tax pursuant to the provisions of section 83 of the Code, and that Options not be treated as "incentive stock options" described in section 422 of the Code. The provisions of the Plan shall be interpreted and applied insofar as possible to carry out such intent.

12.   AMENDMENTS:

         The Plan may be amended by the Board, provided that no outstanding Option shall be adversely affected by any such amendment without the written consent of the Optionee or other person then entitled to exercise such Option.

13.   SECURITIES LAW

         The Committee shall have the power to make each grant under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of law, including the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission.




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14.   WITHHOLDING OF TAXES ON EXERCISE OF OPTION

         Except as otherwise provided below, any tax liabilities incurred in connection with the exercise of an Option under the Plan shall be satisfied by the withholding of a portion of the Shares underlying the Option exercised having a Fair Market Value approximately equal to the minimum amount of taxes required to be withheld under applicable law. Notwithstanding the foregoing, the Committee may permit an Optionee to pay to the Sponsor in cash all or a portion of the taxes to be withheld upon the exercise of an Option. In all cases, the Shares so withheld shall have a Fair Market Value that does not exceed the amount of taxes to be withheld minus the cash withholding payment, if any, made by the Optionee. Any election pursuant to this Paragraph 14 must be delivered at the time of delivery of the notice of exercise. Shares withheld pursuant to this Paragraph 14 shall be available for subsequent grants under the Plan. The Committee may add such other reasonable requirements and limitations regarding elections pursuant to this Paragraph 14 as it deems appropriate. The Sponsor's obligation to make any delivery or transfer of Shares shall be conditioned on the recipient's compliance, to the Sponsor's satisfaction, with any withholding requirement.

15.   EFFECTIVE DATE AND TERM OF PLAN

         The effective date of Plan is the date on which it was adopted by the Board, as set forth below. The Plan shall expire no later than the tenth anniversary of the date the Plan was initially adopted by the Board, unless sooner terminated by the Board.

16.   GENERAL

         The issuance of Shares on the exercise of an Option shall be subject to all of the applicable requirements of the corporation law of the Sponsor's state of incorporation and other applicable laws, including federal or state securities laws, and all Shares issued under the Plan shall be subject to the terms and restrictions contained in the Certificate of Incorporation of the Sponsor, as amended from time to time.


Adopted by the Board on the 17th day of November, 1999.



                                 SCORELAB, INC.

                                 BY:      /s/ JOSEPH E. KASPUTYS
                                    --------------------------------------------
                                          Joseph E. Kasputys, Chairman



                                 ATTEST:  /s/ MICHAEL R. KARGULA
                                        ----------------------------------------
                                          Michael R. Kargula, Secretary




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